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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2003

MQ ASSOCIATES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-101399 (Commission File Number)	52-2148018 (I.R.S. Employer Identification Number)
4300 North Point Parkway Alpharetta, Georgia 30022 (Address of Principal Executive Office, including Zip Code)
(770) 300-0101 (Registrant's telephone number, including area code)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)
Exhibits.

Number	Description of Exhibit
99.1	Press Release dated February 24, 2003.

ITEM 9. Regulation FD Disclosure

        On February 24, 2003, the Registrant issued a press release reporting its earnings for the quarter ended December 31, 2002 and the twelve months ended December 31, 2002. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

        The attached press release is not "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") and is not incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933. Additionally, the submission of this Current Report on Form 8-K is not an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 28, 2003	MQ ASSOCIATES, INC.
	By:	/s/ THOMAS C. GENTRY Name: Thomas C. Gentry Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 24, 2003.

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  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
  ITEM 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX